Income Taxes	12 Months Ended
Dec. 31, 2013
Components of Income Tax Expense (Benefit), Continuing Operations [Abstract]
Income Taxes
INCOME TAXES

We generated income of $173.4 million, $101.1 million and loss of $24.2 million from continuing operations before income taxes in the U.S. and $1.5 billion, $1.3 billion and $763.2 million of income from continuing operations before income taxes in non-U.S. countries for the years ended December 31, 2013, 2012 and 2011, respectively.

The following table summarizes components of the provision for income taxes from continuing operations for each of the years in the three-year period ended December 31, 2013 (in millions):

	2013	2012	2011
Current income tax expense:
U.S.	$94.2	$45.0	$36.4
Non-U.S.	107.3	166.0	88.3
	201.5	211.0	124.7
Deferred income tax expense (benefit):
U.S.	19.8	29.6	(9.7)
Non-U.S.	(8.6)	(2.5)	(3.4)
	11.2	27.1	(13.1)
Total income tax expense	$212.7	$238.1	$111.6

Deferred Taxes

The following table summarizes significant components of deferred income tax assets (liabilities) as of December 31, 2013 and 2012 (in millions):

	2013	2012
Deferred tax assets:
Foreign tax credits	$159.0	$173.4
Premium on long-term debt	111.9	124.0
Net operating loss carryforwards	104.0	87.8
Employee benefits, including share-based compensation	41.7	33.4
Deferred revenue	19.4	22.7
Other	19.8	24.5
Total deferred tax assets	455.8	465.8
Valuation allowance	(232.6)	(227.1)
Net deferred tax assets	223.2	238.7
Deferred tax liabilities:
Property and equipment	(453.6)	(472.9)
Intercompany transfers of property	(29.2)	(32.2)
Deferred costs	(11.4)	(20.9)
Other	(24.0)	(31.3)
Total deferred tax liabilities	(518.2)	(557.3)
Net deferred tax liability	$(295.0)	$(318.6)
Net current deferred tax asset	$20.9	$13.8
Net noncurrent deferred tax liability	(315.9)	(332.4)
Net deferred tax liability	$(295.0)	$(318.6)

Unrecognized tax benefits of $21.0 million associated with a tax position taken in tax years with NOL carryforwards were presented as a reduction of deferred tax assets in accordance with Financial Accounting Standards Board ("FASB") ASC Topic 740 Income Taxes.

The realization of substantially all of our deferred tax assets is dependent on generating sufficient taxable income during future periods in various jurisdictions in which we operate. Realization of certain of our deferred tax assets is not assured. We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change.

As of December 31, 2013, we had deferred tax assets of $159.0 million for U.S. foreign tax credits (“FTC”) and $104.0 million related to $375.6 million of net operating loss (“NOL”) carryforwards, which can be used to reduce our income taxes payable in future years.  The FTC expires between 2017 and 2023.  NOL carryforwards, which were generated in various jurisdictions worldwide, include $231.4 million that do not expire and $144.2 million that will expire, if not utilized, beginning in 2014 through 2020.  Due to the uncertainty of realization, we have a $228.8 million valuation allowance on FTC and NOL carryforwards, primarily relating to countries where we no longer operate or do not expect to generate future taxable income.

Effective Tax Rate

     Ensco plc, our parent company, is domiciled and resident in the U.K. Our subsidiaries conduct operations and earn income in numerous countries and are subject to the laws of taxing jurisdictions within those countries. The income of our non-U.K. subsidiaries is not subject to U.K. taxation. As a result of frequent changes in the taxing jurisdictions in which our drilling rigs are operated and/or owned, changes in the overall level of our income and changes in tax laws, our consolidated effective income tax rate may vary substantially from one reporting period to another. Our consolidated effective income tax rate on continuing operations for each of the years in the three-year period ended December 31, 2013, differs from the U.K. statutory income tax rate as follows:

	2013	2012	2011
U.K. statutory income tax rate	23.3%	24.5%	26.5%
Non-U.K. taxes	(13.7)	(17.3)	(18.1)
Valuation allowance	1.9	4.8	4.7
Net expense associated with uncertain tax positions and other adjustments relating to prior years	.6	1.0	.8
Amortization of net deferred charges associated with intercompany rig sales	.1	.4	.8
Income taxes associated with restructuring transactions	—	3.7	—
Other	.6	(.1)	.4
Effective income tax rate	12.8%	17.0%	15.1%

In December 2012, we completed the restructuring of certain subsidiaries of the acquired company and recognized $51.2 million of income tax expense in connection therewith.

Our consolidated effective income tax rate for 2013 includes various discrete tax items. The majority of discrete tax expense recognized during 2013 was attributable to the recognition of a $7.4 million liability for taxes associated with a $30.6 million reimbursement from the resolution of a dispute with the Mexican tax authority and a $7.0 million increase in the valuation allowance on U.S. FTC resulting from a restructuring transaction in December 2013. Our consolidated effective income tax rate for 2012 also includes the impact of various discrete tax items. The majority of discrete tax expense recognized during 2012 was attributable to income tax expense associated with certain restructuring transactions in December 2012 and net income tax expense associated with liabilities for unrecognized tax benefits and other adjustments relating to prior years. Excluding the impact of the aforementioned discrete tax items, our consolidated effective income tax rate for the years ended December 31, 2013 and 2012 was 12.5% and 12.3%, respectively. The increase in our consolidated effective income tax rate, excluding discrete tax items, was due to the change in taxing jurisdictions in which our drilling rigs are operated and/or owned that resulted in an increase in the relative components of our earnings generated in taxing jurisdictions with higher tax rates.

Our consolidated effective income tax rate for 2011 includes the impact of various discrete tax items. The majority of discrete tax expense recognized during 2011 was attributable to the recognition of a liability for unrecognized tax benefits associated with a tax position taken in a prior year. Excluding the impact of the aforementioned discrete tax items, our consolidated effective income tax rate for the year ended December 31, 2011 was 13.0%. The decrease in our 2012 consolidated effective income tax rate, excluding discrete tax items, to 12.3% from 13.0% in 2011 was due to unrecognized benefits related to net operating losses and foreign tax credits of certain acquired subsidiaries in 2011 and changes in taxing jurisdictions in which our drilling rigs are operated and/or owned that resulted in an increase in the relative components of our earnings generated in taxing jurisdictions with lower tax rates.

Unrecognized Tax Benefits

Our tax positions are evaluated for recognition using a more-likely-than-not threshold, and those tax positions requiring recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information.  As of December 31, 2013, we had $151.7 million of unrecognized tax benefits, of which $130.7 million was included in other liabilities on our consolidated balance sheet. Unrecognized tax benefits of $21.0 million associated with a tax position taken in tax years with NOL carryforwards were presented as a reduction of deferred tax assets in accordance with FASB ASC Topic 740 Income Taxes. If recognized, $127.4 million of our unrecognized tax benefits would impact our consolidated effective income tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2013 and 2012 is as follows (in millions):

	2013	2012
Balance, beginning of year	$110.7	$53.6
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	35.8	21.3
Increases in unrecognized tax benefits as a result of tax positions taken during the current year	10.0	60.7
Decreases in unrecognized tax benefits as a result of tax positions taken during prior years	(3.7)	(.4)
Settlements with taxing authorities	—	(4.1)
Lapse of applicable statutes of limitations	(1.1)	(20.8)
Impact of foreign currency exchange rates	—	.4
Balance, end of year	$151.7	$110.7

Accrued interest and penalties totaled $17.3 million and $18.9 million as of December 31, 2013 and 2012, respectively, and were included in other liabilities on our consolidated balance sheets. We recognized net benefits of $1.6 million, $2.8 million and $400,000 associated with interest and penalties during the years ended December 31, 2013, 2012 and 2011, respectively. Interest and penalties are included in current income tax expense in our consolidated statements of income.

Tax years as early as 2003 remain subject to examination in the major tax jurisdictions in which we operated. Ensco Delaware and Ensco United Incorporated, an indirect wholly-owned subsidiary of Ensco, participate in the U.S. Internal Revenue Service’s Compliance Assurance Process ("IRS CAP") which, among other things, provides for the resolution of tax issues in a timely manner and generally eliminates the need for lengthy post-filing examinations. The 2010, 2011 and 2012 U.S. federal tax returns of Ensco Delaware remain subject to examination under the IRS CAP.

Statutes of limitations applicable to certain of our tax positions lapsed during 2013, 2012 and 2011, resulting in net income tax benefits, inclusive of interest and penalties, of $3.1 million, $28.6 million and $4.2 million, respectively.

Statutes of limitations applicable to certain of our tax positions will lapse during 2014.  Therefore, it is reasonably possible that our unrecognized tax benefits will decline during the next 12 months by $2.3 million, inclusive of $900,000 of accrued interest and penalties, all of which would impact our consolidated effective income tax rate if recognized.

Intercompany Transfer of Drilling Rigs

Subsequent to the Merger, we transferred ownership of several acquired drilling rigs among our subsidiaries, including five drillships during 2011, one jackup rig during 2012 and two semisubmersible rigs during 2013.  The income tax liability associated with gains on the intercompany transfers of drilling rigs totaled $3.3 million and $10.3 million in 2012 and 2011, respectively. There was no income tax liability associated with the intercompany transfers of drilling rigs during 2013. The related income tax expense was deferred and is being amortized on a straight-line basis over the remaining useful lives of the associated rigs, which range from 15 to 35 years for the rigs transferred during 2012 and 2011. Similarly, the tax effects of $29.6 million of reversing temporary differences of the selling subsidiaries during 2011 also were deferred and are being amortized on the same basis and over the same periods as described above.

As of December 31, 2013 and 2012, the unamortized balance associated with deferred charges for income taxes incurred in connection with intercompany transfers of drilling rigs totaled $50.2 million and $58.3 million, respectively, and was included in other assets, net, on our consolidated balance sheets. Current income tax expense from continuing operations for the years ended December 31, 2013, 2012 and 2011 included $4.1 million, $9.1 million and $9.7 million, respectively, of amortization of income taxes incurred in connection with intercompany transfers of drilling rigs.

As of December 31, 2013 and 2012, the deferred tax liability associated with temporary differences of transferred drilling rigs totaled $29.2 million and $32.2 million, respectively, and was included in deferred income taxes on our consolidated balance sheets.  Deferred income tax expense from continuing operations for the years ended December 31, 2013, 2012 and 2011 included benefits of $2.4 million, $3.4 million and $3.8 million, respectively, of amortization of deferred reversing temporary differences associated with intercompany transfers of drilling rigs.

Undistributed Earnings

Dividend income received by Ensco plc from its subsidiaries is exempt from U.K. taxation. We do not provide deferred taxes on undistributed earnings of certain subsidiaries because our policy and intention is to reinvest such earnings indefinitely. Each of the subsidiaries for which we maintain such policy has significant net assets, liquidity, contract backlog and/or other financial resources available to meet operational and capital investment requirements and otherwise allow us to continue to maintain our policy of reinvesting the undistributed earnings indefinitely.

In December 2012, a U.S. subsidiary received $530.0 million in earnings distributions from two non-U.S. subsidiaries. There was no net U.S. tax liability on the earnings repatriation, as we utilized net operating loss carryforwards to offset the previously untaxed portion of the earnings distribution. The earnings distribution was made in consideration of unique circumstances, and our U.S. subsidiaries continue to have significant net assets, liquidity, contract backlog and other financial resources available to meet operational and capital investment requirements. Accordingly, this distribution does not change, and we continue to maintain, our policy and intention to reinvest the undistributed earnings of the two aforementioned subsidiaries indefinitely.

As of December 31, 2013, the aggregate undistributed earnings of the subsidiaries for which we maintain a policy and intention to reinvest earnings indefinitely totaled $2.1 billion. Should we make a distribution from these subsidiaries in the form of dividends or otherwise, we would be subject to additional income taxes. The unrecognized deferred tax liability related to these undistributed earnings was not practicable to estimate as of December 31, 2013.